Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

STATEMENT PURSUANT TO 18 U.S.C. §1350

Pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that to his knowledge, Vie Financial Group, Inc.’s quarterly report on Form 10-Q for the three months ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Vie Financial Group, Inc.

Date: August 16, 2004	By:	/s/ Dean G. Stamos
	Name:	Dean G. Stamos
	Title:	Chief Executive Officer

Date: August 16, 2004	By:	/s/ Daniel A. Nole
	Name:	Daniel A. Nole
	Title:	Chief Financial Officer